UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): April 10, 2009

ASIARIM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada (State or other jurisdiction of incorporation)	------------- (Commission File Number)	83-0500896 (IRS Employer Identification No.)
Suite 1601, 16/F Jie Yang Building, 271 Lockhart Road, Wanchai, Hong Kong	n/a
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	+1 360 717 3641
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors, appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 10, 2009, the Board of Directors of Asiarim Corporation (the "Company") accepted the resignation of Mr. Xiong Xu as Vice President of Sales and Marketing for the Company with immediate effect.

There was no disagreement between Mr. Xiong Xu and the Company on any matter relating to our operations, policies, or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2009	ASIARIM CORPORATION

By: /s/ Te Hwai Ho
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Name: Te Hwai Ho
Title: President